                                                                    Exhibit 10.8

                     UNITED ASSET MANAGEMENT CORPORATION

                            1994 STOCK OPTION PLAN

     The plan (the "Plan") comprises two subplans: Subplan A covers options to be granted to key employees, including officers, and non-employees who provide important services to United Asset Management Corporation, a Delaware corporation ("UAM") or any of its subsidiaries or parents, who are subject to the income tax laws of the United States and Subplan B covers options to be granted to employees of UAM or of its subsidiaries who are subject to the income tax laws of the United Kingdom.

     Subject to the adjustments provided in the Plan, the aggregate number of shares of Common Stock of UAM which may be issued and sold pursuant to options granted under Subplan A and Subplan B under the Plan shall not exceed 2,900,000 shares of Common Stock (as defined below), which may be either authorized but unissued shares or treasury shares. If any option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased will again become available for purposes of the Plan.

Subplan A -- U.S. Subplan Portion of the 1994 Stock Option Plan

1.   Purpose of Subplan A

     The purpose of this Subplan A is to encourage key employees, including officers, of UAM and any present or future subsidiary and parent of UAM (hereinafter collectively referred to as the "Company") as well as non-employees who provide important services to the Company to acquire shares of common stock of UAM, $.01 par value per share (the "Common Stock"), and thereby increase their proprietary interest in the Company's success and provide an added incentive to remain in the employ of the Company. For purposes of this Subplan A, the words parent and subsidiary shall be interpreted in accordance with Section 422 and Section 424 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"). It is intended that options granted under this Subplan A shall constitute either "incentive stock options" within the meaning of Section 422 of the Code, or "non-incentive stock options", as determined by the Committee named in Section 3 of this Subplan in its sole discretion and indicated on each form of option grant (the "Option Grant"), and the terms of this Subplan and the Option Grants shall be construed accordingly.

2.   Shares Reserved Under the Subplan A

     Subject to the adjustment provided in Section 9, the aggregate number of shares of Common Stock which may be issued and sold pursuant to options granted under Subplan A of the Plan shall not exceed 2,900,000 shares less the number of shares of Common Stock issued pursuant to Subplan B of the Plan or underlying outstanding options which have been granted under Subplan B of the Plan. All such shares may be either authorized but unissued shares or treasury shares. If any option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased will again become available for purposes of the Plan.

3.   Administration

     Except to the extent otherwise provided in Subplan B, the Plan shall be administered by a committee (the "Committee") consisting of not less than three (3) members of the Board of Directors of UAM (the "Board"). Each of the members of the Committee shall be, and shall have been at all times within the one-year period ending on the date of his appointment to the Committee, a person who in the opinion of counsel to the Company is (i) a "disinterested person" as such term is used in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and (ii) an "outside director" as such term is used in proposed regulation 1.162-27(e)(3) under Section 162(m) of the Code. The Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all the members of the Committee without a meeting, shall constitute the acts of the Committee. The Committee shall have the powers granted to it in Sections 3, 4, 5, 7 and 8 of this Subplan A. The Committee is authorized to interpret this Subplan A and, subject to the provisions of the Subplan, to prescribe, amend, and rescind rules and regulations relating thereto. The Committee is further authorized, subject to the express provisions of this Subplan A, to alter or amend the form of Option Grant attached hereto as Exhibit A and to make all other determinations necessary or advisable in the administration of the Subplan. The interpretation and administration by the Committee of any provisions of this Subplan A and the Option Grant shall be final and conclusive on all persons having any interest therein.

     No members of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan, this Subplan A, or any option granted hereunder.

4.   Option Grants

     Options to purchase shares of Common Stock under this Subplan A may be granted to key employees (including officers and directors who are employees) of the Company and to non-employees who provide important services to the Company. The term "Employee" will include, for purposes of this this Subplan A, key employees as well as such non-employees who provide important services to the Company. In selecting the Employees to whom options will be granted and in deciding how many shares of Common Stock will be subject to each option, the Committee shall give consideration to the importance of an Employee's duties, to his experience with the Company, to his future value to the Company, to his present and potential contribution to the success of the Company, and to such other factors as the Committee may deem relevant. Subject to the express provisions of the Plan and the form of Option Grant incorporated herein by reference as from time to time altered or amended, the Committee shall have authority to determine with respect to each Option Grant the number of installments, the number of shares of Common Stock in each installment, and the exercise dates, and, to the extent not inconsistent with the applicable provisions of the Code, if any, may specify additional restrictions and conditions for any Option Grant. Each incentive stock option shall expire not later than ten years from the date of the grant of such option.

     Except as provided in Section 7 of this Subplan A, no incentive stock option may be granted to any Employee who, at the time such option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company within the meaning of Section 422 of the Code. Non-employees who provide services to the Company shall not be eligible to receive incentive stock options under the Plan.

     The date of grant of an option under this Subplan A shall be the date the Committee votes to grant the option, but no optionee shall have the right to exercise his option until the Company has executed and delivered the Option Grant to such optionee. Each option granted under this Subplan A shall be evidenced by and subject to the terms and conditions of the Option Grant which is incorporated into the Plan by reference as from time to time altered or amended.

     No stock option granted under this Subplan A may be transferred by the optionee, other than by will or the laws of descent and distribution. A stock option granted under this Subplan A can be exercised during such individual's life only by him. Notwithstanding the foregoing, the Committee may grant non-incentive stock options under this Subplan A that are transferable (subject to any terms and conditions imposed by the Committee) by the optionee, either directly or in trust, to one or more members of the optionee's family, and the Committee may amend accordingly the form of Option Grant attached hereto. Following any transfer permitted pursuant to this paragraph, of which the optionee has notified the Committee in writing, such option may be exercised by the transferee(s), subject to all terms and conditions of the Option Grant. For these purposes, the members of the optionee's family are only the optionee's: (i) spouse; (ii) lineal descendents; (iii) lineal ancestors; and (iv) siblings and spouses and children of such siblings.

5.   Option Price

     The price per share at which each option granted under this Subplan A may be exercised shall be determined by the Committee subject to the provisions of this Section 5. In the case of an incentive stock option, the exercise price shall not be less than the fair market value per share on the date of the grant, as determined by the Committee in accordance with applicable provisions of the Code then in effect. In the case of a non-incentive stock option, the exercise price shall not be less than 50% of the fair market value per share on the date of grant, as so determined. In no event shall the option price per share for any option under the Plan be less than the par value per share.

6.   Limitation on Amount

     The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all plans of the Company shall not exceed $100,000. To the extent that the aggregate value of such options (determined in the order in which they were granted) exceeds such amount, such options shall be treated as non-incentive stock options.

     The maximum number of shares with respect to which any options may be granted under the Plan (including this Subplan A, to any individual during any single calendar year shall be 100,000 shares.

7.   Special Rule for 10 Percent Shareholders

     The Committee may grant incentive stock options under this Subplan A to Employees who own more than 10 percent of the combined voting stock of the Company if (i) at the time of the Option Grant the price per share at which the option may be exercised is at least 110 percent of the fair market value of the stock subject to the option and (ii) such option is not exercisable after the expiration of five years from the date such option is granted.

8.   Non-Incentive Stock Options

     Notwithstanding the provisions of Sections 4, 5, 6 and 7 of this Subplan A, the Committee may grant options which in one or more respects do not meet the requirements for incentive stock options established by Section 422 of the Code. The Committee shall indicate on each Option Grant whether an incentive stock option within the meaning of Section 422 of the Code or a non-incentive stock option is thereby granted.

     Except as otherwise provided in this Subplan A, the Committee, in its sole discretion, shall establish the terms and conditions for each non-incentive stock option which it grants. Such terms and conditions may, but need not, include some or all of the provisions of Sections 4, 5, 6 and 7 of this Subplan A with respect to incentive stock options. If the Committee grants an option which in all respects meets the requirements for incentive stock options it may nonetheless designate such option a non-incentive stock option on the Option Grant.

9.   Adjustment of Shares Reserved Under the Plan

     The aggregate number and kind of shares reserved under the Plan, the maximum number of shares as to which options may be granted to any individual and the option price per share shall be appropriately adjusted by the Board in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the option price shall be made which would reduce the option price per share to less than the par value per share, and any adjustment in the option price for options granted under Subplan B of the Plan shall be subject to the requirements of Rule 5 of Subplan B.

10. Dissolution or Reorganization

     Prior to a dissolution, liquidation, merger, consolidation, or reorganization of the Company (the "Event"), the Board may decide to terminate each outstanding option granted under this Subplan A. If the Board so decides, such option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each optionee not less than fourteen days written notice of the date of suspension, prior to which an optionee may purchase in whole or in part the shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options shall continue in full force and effect, subject to the terms of their respective Option Grants.

11. Amendment and Termination of Plan and Subplan A

     The Board may amend, suspend, or terminate the Plan and/or this Subplan A, including the form of Option Grant incorporated herein by reference. No such action, however, may, without approval or ratification by the shareholders, increase the maximum number of shares reserved under the Plan except as provided in Section 9 of this Subplan A and Rule 5 of Subplan B, alter the class or classes of employees eligible for options, or make any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the shareholders. No such action may, without the consent of the holder of the option, alter or impair any option previously granted.

     In any event, the Plan shall terminate 10 years from the date of adoption by the Board of Directors, or if earlier, from the date of approval by the shareholders. Any shares remaining under the Plan at the time of termination which are not subject to outstanding options and any shares which thereafter become available because of the expiration or termination of an option shall cease to be reserved for purposes of the Plan.

12. Right to Terminate Employment

     Nothing contained herein or in any Option Grant executed pursuant hereto shall restrict the right of the Company to terminate the employment of any optionee at any time.

13. Date of Adoption

     The date of adoption of this Plan by the Board is January 18, 1994.

14.   Date of Approval

     The date of approval of this Plan by the shareholders and the Plan's effective date is May 19, 1994.

        Subplan B -- UK Subplan Portion of the 1994 Stock Option Plan

               RULES OF THE UNITED ASSET MANAGEMENT CORPORATION

                         EMPLOYEE SHARE OPTION SCHEME

1.   DEFINITIONS

     In this Scheme (hereinafter sometimes referred to as the "UK Subplan"), unless the context otherwise requires, the following words and expressions shall have the following meanings:

"Act" the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Adoption Date"                 the date on which the Scheme is adopted by the
                                Company.

"Associated Company"            the meaning given to that term in Section 416 of
                                the U.K. Income and Corporation Taxes Act 1988.
                                By way of illustration only, a company is associated with another company if it is or has at any time within the previous year been under the Control of the same parties.

"auditors"                      the auditors for the time being of the Company
                                (acting as experts and not as arbitrators).

"Board"                         the board of directors of the Company.

"Code" the U.S. Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

"Committee"                     the committee established by the Board pursuant
                                to Rule 10.4.

"Company"                       United Asset Management Corporation.

"Control"                       the meaning given to that word by Section 840 of
                                the U.K. Income and Corporation Taxes Act 1988.
                                By was of illustration only, a person has control in relation to a body corporate if that person has the power to secure by means of the holding of shares or the possession of voting power in or in relation to that or any other body corporate or by virtue of any powers conferred by the Articles of Association or other document regulating that or any other body corporate, that the affairs of the first mentioned body corporate are conducted in accordance with the wishes of that person.

"Date of Grant"                 the date on which an Option is, was or is to be
                                granted under the Scheme.

"Eligible Employee"             any employee of any Participating Company who is
                                subject to the income tax laws of the United
                                Kingdom and who is normally required to
                                devote to his duties not less than 20 hours per week (excluding meal breaks) (in the case of an employee who is also a director of any Participating Company, 25 hours per week
                                (excluding meal breaks)) and is not
                                precluded by paragraph 8 of Schedule 9 from participating in the Scheme. In summary only, paragraph 8 of Schedule 9 provides that a person may not obtain or exercise rights under the Scheme at any time if he or she has, or has within the preceding 12 months had, a material interest in a close company whose shares may be acquired on the exercise of rights obtained under the Scheme or which has Control of such a company. "Material Interest" is defined in
                                Section 187(3) of the

                                U.K. Income and Corporation Taxes Act 1988 as an equity interest of more than ten percent of a company's total equity capital. "Close Company" is defined in Section 414(1) of the U.K. Income and Corporation Taxes Act 1988 in such manner as to exclude the Company. Accordingly, paragraph 8 of Schedule 9 does not preclude any Eligible Employee from participating in the Scheme.

"Event" the dissolution, liquidation, merger, consolidation, or reorganization of the Company.

"Group"                         that group comprising all of the Participating
                                Companies.

"Market Value"                  on any day the closing sales price in U.S.
                                Dollars of a Share as derived from the
                                consolidated tape of The New York Stock
                                Exchange for such day or, if such day was not a trading day or if no Shares were sold on such day, the sales price on, for the next previous trading day on which a sale occurred.

"Option"                        a right to purchase Shares under the Scheme.

"Option Certificate"            the certificate embodying an Option granted in
                                accordance with these Rules.

"Participating Company"         the Company and any other corporation which it
                                Controls.

"Plan" the United Asset Management Corporation 1994 Stock Option Plan, of which this Scheme is an integral part.

"Price"                         the price determined by the Committee in U.S.
                                Dollars at which each Share subject to an Option may be acquired on the exercise of that Option, which price shall be, subject to Rule 5, not less than the higher of:
                                (i)   the par value (if any) of a Share and
                                (ii) the Market Value of a Share on the Date of Grant of that Option.

"Relevant Emoluments"           the meaning given to that term in sub-paragraph
                                (2) of paragraph 28 of Schedule 9 by virtue of subparagraph (4) of that paragraph. By way of illustration only, an Eligible Employee's
                                Relevant Emoluments for purposes of the Scheme are those emoluments of his or her employment with one or more Participating Companies which entitle the Eligible Employee to participate in the Scheme and are liable to be paid under deduction of tax according to the PAYE rules but leaving out any benefits in kind. Overseas earnings not paid in the United Kingdom are not liable to PAYE deductions and cannot count as Relevant Emoluments.

"Rules" the terms of the Scheme, as expressed herein and as amended from time to time.

"Schedule 9"                    Schedule 9 to the U.K. Income and Corporation
                                Taxes Act 1988.

"Scheme" this U.K. Subplan, as set forth in these Rules as amended from time to time.

"Share" A share of common stock, U.S. $.01 par value, in the capital of the Company which satisfies the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 and which may either be an authorized but unissued share or a treasury share. In summary only, paragraphs 10 to 14 inclusive of Schedule 9 set forth the conditions which must be satisfied by the Shares over which Options are granted pursuant to the Scheme and include the following: (i) the Shares must form part of the ordinary equity capital of the Company, which consists of a single class of stock; (ii) the Shares must be shares of a class of stock that is quoted on a recognized stock exchange; and
                                (iii) the Shares subject to the Scheme must be fully paid, not redeemable and not subject to any restrictions other than restrictions which apply to all shares of the same class. For purposes of this clause (iii), the following shall be regarded as restrictions on the Shares: any contract, agreement, arrangement or condition that restricts freedom to dispose of the Shares or any interest in the Shares or the proceeds from the sale of the Shares, or restricts freedom to exercise any right conferred by the Shares, or would cause any disadvantage to the Eligible Employee or any connected person if Shares were disposed of or any right conferred by them was exercised; provided, however, that Shares will not be treated as restricted as a result of any arrangement pursuant to which they are pledged as security for a loan or are used to repay a loan.

"Sterling Value"                In respect of an Option, the sterling equivalent
                                of the appropriate Price, calculated by
                                reference to the U.S. Dollar/Sterling exchange rate prevailing on the Date of Grant of that Option.

"Subplan A"                     the portion of the Plan applicable to key
                                employees of, and non-employees who provide important services to, a Participating Company who are subject to the income tax laws of the United States.

"Subsisting Option"             an Option which has neither lapsed nor been
                                exercised or released, given up, or surrendered by its holder.

"UK Subplan"                    the portion of the Plan comprising the Scheme as
                                set forth in these Rules.

"Year of Assessment"            a year beginning on any 6th April and ending on
                                the following 5th April.

     Where the context permits the singular shall include the plural and vice versa and the masculine shall include the feminine. References to any Act or statute shall include any statutory modification, amendment or re-enactment thereof.

2.   GRANT OF OPTION

          2.1 Subject to the terms of these Rules, the Committee may at its absolute discretion, from time to time, grant Options to any Eligible Employees under the Scheme by issuing Option Certificates to them, complying with Rule 2.2 below.

          2.2 Each Option Certificate shall be under seal and shall specify:

             (i) the Date of Grant of the relevant Option;

             (ii) the number of Shares for which the Option is granted (which shall not be so large that the grant of an Option for that number of Shares would cause the applicable limits specified in Rule 3 to be exceeded);

             (iii) the Price at which the relevant Shares can be acquired; and

             (iv) any conditions on the Option imposed by the Committee, including (without limitation) any vesting schedule.

          In addition each Option Certificate shall indicate that Options cannot be transferred, assigned or charged and that any purported transfer, assignment or charge shall cause the relevant Option to lapse forthwith.

          Each Option Certificate shall be accompanied by a "form of acceptance" (as described in Rule 4.3) which shall indicate that the Option to which it relates will automatically lapse if the Option holder does not sign and return such form to the Company within 3 months of the Date of Grant.

3.   LIMITATIONS

          3.1 Subject to adjustment as provided in Rule 5, the aggregate number of Shares in respect of which Options may be granted under the Scheme on any Date of Grant or which my be issued and sold pursuant to such Options shall not exceed 2,900,000 Shares, less any Shares then subject to any outstanding option granted under Subplan A of the Plan or previously issued pursuant to Subplan A. If any Option granted under the Plan shall lapse or be released, given up or surrendered without being fully exercised, the Shares which have not been purchased under the Option shall again become available for purposes of the Plan.

          3.2 No Option shall be granted to an Eligible Employee if immediately following such grant he would hold Subsisting Options with an aggregate Sterling Value exceeding the greater of:

             (i) L100,000 or

             (ii) four times the amount of the Eligible Employee's Relevant Emoluments for either the current or preceding Year of Assessment (whichever is the higher) or, if he was not in receipt of any Relevant Emoluments during the preceding Year of Assessment four times the amount of his Relevant Emoluments for the period of twelve months beginning with the first day during the current Year of Assessment in respect of which he became entitled to any.

          For the purposes of this Rule 3.2, Options shall include all Options granted under this Scheme and all options granted under any other scheme approved under Schedule 9 and established by the Company or any Associated Company. Also for purposes of this Rule 3.2, an Eligible Employee's Relevant Emoluments from two or more Participating Companies shall be aggregated in determining the applicable limit.

          3.3 The maximum number of Shares with respect to which any options may be granted under the Plan (including this UK Subplan) to any individual during any single calendar year shall be 100,000 Shares.

4.   EXERCISE OF OPTIONS

          4.1 Unless the Committee otherwise agrees, any Option which has not lapsed may be exercised only after the earliest of the following events:

             (i) the first anniversary of the Date of Grant;

             (ii) the death of the Option holder;

             (iii) the Option holder ceasing to be an employee of any Participating Company by reason of injury, disability, redundancy or retirement or, at the discretion of the Committee, for any other reason.

          Provided always that when granting an Option the Committee may provide, as regards all or any part(s) of it, that the Option or such part(s) of it shall not become exercisable under sub Rules (i), (ii) or
     (iii) above until after such time(s) as the Committee may previously have determined. Any such restriction shall be set forth in the Option Certificate for that Option.

          4.2 Once an Option has become exercisable under Rule 4.1 above, it may be exercised either in whole or in part at any time unless or until it shall lapse under Rule 4.3 below, but subject in all cases to Rule 6 below.

          4.3 An Option shall lapse on the earliest of the following events:

             (i) the expiry of three months from the Date of Grant, unless the Option holder has previously given notice to the Company of his acceptance of the Scheme's Rules using the form of acceptance supplied to him with the relevant Option Certificate;

             (ii) subject to a shorter period specified in the Option Certificate, the tenth anniversary of the Date of Grant;

             (iii) subject to a shorter period specified in the Option Certificate, the first anniversary of the Option holder's death;

             (iv) the Option holder ceasing to be an employee of any Participating Company by reason of gross misconduct;

             (v) subject to a shorter period specified in the Option Certificate, the expiry of three months after the date on which the Option holder ceases to be an employee of any Participating Company otherwise than by reason of death or gross misconduct in circumstances in which subclause (iv) applies;

             (vi) the Option holder being adjudicated bankrupt; and

             (vii) the first date upon which the Option holder purports to transfer, assign or charge the Option.

5.   VARIATION OF SHARE CAPITAL

     In the event of any capitalization or rights issue or any stock split or stock dividend or any consolidation, subdivision or reduction of capital by the Company, the number of Shares subject to any Option and the Price payable for each of those Shares shall be adjusted in such manner as the Auditors confirm to be fair and reasonable provided that:

             (i) the aggregate amount payable on the exercise of any Option in full is not increased;

             (ii) the Price of a Share is not reduced below its par value if any;

             (iii) no adjustments shall be made without the prior approval of the Board of Inland Revenue; and

             (iv) following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9.

6.   MANNER OF EXERCISE OF OPTIONS

          6.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Scheme.

          6.2 An Option shall be exercised by the Option holder, or as the case may be his personal representative, giving notice to the Company in writing of the number of Shares in respect of which he wishes to exercise the Option and making arrangements reasonably acceptable to the Committee for payment of the appropriate amount, and submitting the relevant Option Certificate. Any such notice shall be effective on the date of its receipt by the Company.

          6.3 Shares shall be allocated and issued pursuant to a notice of exercise within 60 days of the date of exercise.

7.   RIGHTS ATTACHING TO SHARES

     All Shares allocated pursuant to the exercise of an Option shall rank pari passu in all respects with all other Shares in issue at the date of such allocation.

8.   AVAILABILITY OF SHARES

     The Company shall at all times procure that it can secure the issue or the transfer of sufficient Shares to permit the exercise of all Subsisting Options.

9.   LOSS OF OFFICE

     If any Option holder shall cease to be an employee of a Participating Company within the Group for any reason, he shall not be entitled by way of compensation for loss of office or otherwise howsoever to any sum or other benefit to compensate him for any loss of any right under the Scheme, and in returning the form of acceptance referred to in Rule 4.3 he shall be deemed to have agreed to this.

10.   ADMINISTRATION AND AMENDMENT

          10.1 No member of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan, the UK Subplan, these Rules or any Option granted hereunder.

          10.2 The cost of establishing and operating the Scheme shall be borne by the Participating Companies in such proportions as the Board shall determine.

          10.3 The Board may from time to time suspend or terminate the Plan and/or the UK Subplan or amend these Rules or the form of Option Certificate, provided that:

             (i) no such action may, without approval or ratification by the Company's shareholders, increase the maximum number of Shares reserved under the UK Subplan (except as provided in Rule 5) or under the Plan (except as otherwise expressly provided in the Plan), alter the class or classes of employees eligible for Options, or make any other such change which, pursuant to Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the Company's shareholders;

             (ii) except as provided in Rule 10.5, no such action may detrimentally affect an Option holder as regards an Option granted prior to the taking of such action; and

             (iii) no amendment to these Rules shall have effect until approved by the Board of the Inland Revenue.

          10.4 The Scheme shall be administered by the Committee, the members of which shall be appointed by and shall serve at the pleasure of the Board (subject to the restrictions of this Rule 10.4). The Committee shall consist of at least three Board members, each of whom shall be, and shall have been at all times within the one-year period ending on the date of his appointment to the Committee, a person who in the opinion of counsel to the Company is (i) a "disinterested person" as such term is defined in Rule 16b-3 promulgated under the Act and (ii) an "outside director" as such term is defined in proposed regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. Notwithstanding the foregoing, until and unless the Board shall have constituted the Committee pursuant to this Rule 10.4, the committee serving from time to time as administrator of the Plan generally shall also serve as the Committee for purposes of the UK Subplan. Actions taken by a majority of the members present at any meeting of the Committee at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall constitute the acts of the Committee. The Committee shall have all powers of administration granted under these Rules, except such powers as are expressly reserved to the Board. The Committee is authorized to interpret these Rules and, subject to the provisions of Rule 10.3, to prescribe, amend, and rescind rules and regulations relating thereto. The Committee is further authorized, subject to the express provisions of the Plan and these Rules, to alter or amend the form of

     Option Certificate pursuant to which Options may be granted under the Scheme from time to time and to make all determinations necessary or advisable in the administration of the Scheme. The interpretation and administration by the Committee of any provisions of the Plan and the UK Subplan, including these Rules, and any Option Certificate issued pursuant to the Scheme shall be final, binding and conclusive on all persons having any interest therein.

          10.5 Prior to the occurrence of an Event, the Board may elect to terminate each Subsisting Option. If the Board so elects, such Option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all Subsisting Options a reasonable time prior to the Event, giving each Option holder not less than fourteen days written notice of the date of suspension, prior to which an Option holder may purchase in whole or in part the Shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all Options shall continue in full force and effect, subject to the terms of their respective Option Certificates.

          10.6 Any notice or communication to be given by or on behalf of the Company to any Eligible Employee may be given by personal delivery or by sending the same by ordinary post to his last known address in which case it shall be deemed to have been received on the day after it was posted. Any notice, document, option, share certificate or other communication sent by post shall be sent at the risk of the Eligible Employee involved.

          10.7 Unless otherwise provided any notice or other communication to be given by an Eligible Employee to the Company shall be regarded as having been properly given if sent or delivered to the company secretary of the Participating Company by whom he is employed at that company's registered office, any such communication being effective only upon receipt.

          10.8 The Scheme shall at all times be read in accordance with the provisions of the U.K. Income and Corporation Taxes Act 1980 and insofar as any of its Rules shall be inconsistent with any of the said provisions and/or with any requirements of the Board of Inland Revenue necessary for its approval or continued approval under the said Act they shall be deemed automatically varied or deleted in such a way as to ensure compliance with the same.

                                                                     Exhibit A

                     UNITED ASSET MANAGEMENT CORPORATION

                                 Option Grant
                                (U.S. Subplan)

     This incentive stock option/non-incentive stock option, granted as of
          , 19  (the "Option") is granted by United Asset Management
Corporation ("UAM") to           (the "Optionee"), an employee of, or a person
who has provided, is providing or will provide important services to, UAM or a parent or subsidiary of UAM (hereinafter collectively referred to as the "Company"). (If the Optionee is not an employee of the Company, this option is a non-incentive stock option.)

1.   Shares Subject to Option

     Pursuant to the provisions of the United Asset Management Corporation 1994 Stock Option Plan, as amended from time to time (the "Plan"), UAM hereby
grants to the Optionee an option to purchase           shares of its Common
Stock ($.01 par value) (the "Optioned Shares") at a price of $          per
share, in accordance with and subject to all the terms and conditions of the Plan and subject to the terms and conditions hereinafter set forth. The Plan and any amendments are hereby incorporated by reference and made a part hereof.

2.   Term and Exercise of Option

     Except as otherwise provided in the Plan, or in this Option, the Option shall terminate at the close of business five years from the date of grant and may be exercised only by the Optionee or, to the extent provided in Section 3(b) hereof, by his legal representative.

     While the Option is effective and the Optionee continues to be employed by the Company, the Optioned Shares shall become available for purchase by the Optionee in installments on the following dates:

                    Date                             Number of Shares
-------------------------------------   --------------------------------------

     Unpurchased portions of available installments may be accumulated and subsequently purchased by the Optionee. The option price of each share purchased shall be paid in cash or by delivery of other shares of the Company's Common Stock owned by the Optionee with a fair market value equal to the exercise price of the Optioned Shares to be purchased, or in any combination of the two forms of payment. If, however, the Committee established pursuant to Section 3 of the Plan determines in good faith that an exercise of an option through the delivery of shares of the Company's Common Stock is not in the best interest of the Company, the Committee may withhold the right to so exercise the option and require payment of the purchase price in cash.

     If the Option is not an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as from time to time amended, and if the Optionee is an employee of the Company or is otherwise subject to income tax withholding by the Company, then in addition to payment of the option price for each share purchased, the Optionee shall pay the amount of federal and state withholding taxes determined by the Committee named in Section 3 of the Plan (or by the Committee's designate) to be owing with respect to the compensation income that the Optionee will realize upon each share purchased.

     The Company, upon fulfillment of the requirements for exercise, including receipt of the payment of the purchase price and all applicable withholding taxes, shall deliver the shares purchased hereunder to the Optionee.

3.   Terms and Conditions of Exercise

     Each exercise and purchase of shares pursuant to the Option shall be subject to the following terms and conditions:

          (a) If the Optionee was an employee of the Company on the date of Option Grant, the Optionee shall have remained in the continuous employ of the Company from such date until the date of exercise, provided that, if the Optionee's employment terminates for any cause other than death, the Optionee may purchase in whole or in part within three months after termination of employment the shares available to him on his termination date provided that the expiration date of the option as to such shares shall not have occurred.

          (b) If the Optionee dies, then his legal representative or the person or persons to whom his rights under the Option shall pass by will or by the applicable laws of descent and distribution shall be entitled, subject to the condition that no Option shall be exercisable after the expiration of ten years from the date it was granted, within twelve months after the date of his death, to exercise the Option to the extent that the Optionee would have been entitled to exercise the Option on the date of his death.

          (c) The Optionee shall hold the Optioned Shares for investment and not with a view to, or for resale in connection with, any public distribution of such shares, and if requested, shall deliver to the Company appropriate certificates to that effect. The restriction shall terminate upon the registration of such shares under federal and state securities laws.

          (d) In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance any shares to be issued pursuant to the Plan on a national securities exchange or to register under the Securities Act of 1933 or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the Securities Act of 1933 under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify the Optionee to that effect and no Optioned Shares shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective.

4.   Option Non-Transferable

     This Option may not be transferred by the Optionee or by operation of law other than by will or by the laws of descent and distribution. It may be exercised during the lifetime of the Optionee only by him.

5.   Right to Terminate

     Nothing contained in the Option Grant shall restrict the right of the Company to terminate the employment of the Optionee at any time.

6.   Dissolution or Reorganization

     Prior to dissolution, liquidation, merger, consolidation or reorganization of the Company (the "Event"), the Board may decide to terminate each outstanding option. If the Board so decides, each option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each Optionee not less than fourteen days written notice of the date of suspension, prior to which an Optionee may purchase in whole or in part the Optioned shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options continue in full force and effect, subject to the terms of their respective Option Grants.

7.   Restrictions on Transfer of Stock

     The shares of stock issued on exercise of the Option shall be subject to any restrictions on transfer then in effect pursuant to the Certificate of Incorporation or By-laws of the Company, as each may be amended from time to time, and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement binding on the Optionee.

8.   Notice Concerning Disposition of Shares

     If the Option granted hereby is an incentive stock option, any disposition by the Optionee of Optioned Shares purchased under the Option within two years from the date of grant or within one year after their transfer to the Optionee will deprive the Optionee of certain tax benefits with respect to the Option which might otherwise be available. Optionees are urged to review the Proxy Statement for the Annual Meeting of Stockholders of UAM for 1994 for a more detailed discussion of the Federal tax consequences of such a disposition under current law. Additionally, if the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder, any disposition by the Optionee of the Optioned Shares purchased under the Option within six months of the date of grant may deprive the Optionee of the protection from 16(b) liability which the provisions of the Plan seek to provide.

                                       UNITED ASSET MANAGEMENT CORPORATION

(Corporate Seal)
                                       By:
                                           -------------------------------
                                                      President
Attest:
        -------------------------
              Secretary